Exhibit 99.2

Forward Air Amends Agreement to Acquire Omni Logistics

GREENEVILLE, Tenn. – Forward Air Corporation (NASDAQ: FWRD) (“Forward”) today announced an agreement with Omni Logistics, LLC (“Omni”), a private company that is majority owned by Ridgemont Equity Partners (“Ridgemont”) and EVE Partners, LLC (“EVE”), to amend the terms of the existing merger agreement relating to their previously announced acquisition. This agreement ends the litigation between the parties, which will now be dismissed.

Under the terms of the amended merger agreement, Omni shareholders will receive $20 million in cash, instead of the $150 million initially agreed, and 35%1 of Forward’s pro forma common equity (on a fully-diluted, as-converted basis), as compared to the 37.7% of Forward’s pro forma common equity (on a fully-diluted, as-converted basis) contemplated by the original agreement.

“We have always believed in the power of this acquisition and are pleased to have found a way forward,” said Tom Schmitt, Chairman, President and Chief Executive Officer of Forward. “In recent days, we have engaged constructively with Omni to set a path forward that ends our legal dispute.”

Schmitt continued, “The revised agreement enables Forward to accelerate its long-term Grow Forward strategy and positions the combined company as the premier provider of choice in high-quality freight transportation. We believe this highly compelling acquisition will deliver significant long-term shareholder value and we look forward to swiftly closing the transaction so we can begin to capitalize on the many exciting opportunities ahead.”

Forward and Omni’s agreement resolves previously announced transaction litigation between them. The parties are targeting a transaction closing by the end of the week.

About Forward Air

Forward Air is a leading asset-light provider of transportation services across the United States, Canada and Mexico. We provide expedited less-than-truckload services, including local pick-up and delivery, shipment consolidation/deconsolidation, warehousing, and customs brokerage by utilizing a comprehensive national network of terminals. In addition, we offer truckload brokerage services, including dedicated fleet services; and intermodal, first-and last-mile, high-value drayage services, both to and from seaports and railheads, dedicated contract and Container Freight Station warehouse and handling services. We are more than a transportation company. Forward is a single resource for your shipping needs. For more information, visit our website at www.forwardaircorp.com.

1 Approximately 14.1 million shares on an as-diluted, as-converted basis.

Cautionary Statement Regarding Forward-Looking Statements

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. These statements may reflect Forward’s expectations, beliefs, hopes, intentions or strategies regarding, among other things, the transactions contemplated under the Merger Agreement (collectively with the other transactions contemplated by the other Transaction Agreements referred to in the Merger Agreement, the “Transactions”) between Forward and Omni, the expected timetable for completing the Transactions, the benefits and synergies of the Transactions and future opportunities for the combined company, as well as other statements that are other than historical fact, including, without limitation, statements concerning future financial performance, future debt and financing levels, investment objectives, implications of litigation and regulatory investigations and other management plans for future operations and performance. Words such as “anticipate(s)”, “expect(s)”, “intend(s)”, “plan(s)”, “target(s)”, “project(s)”, “believe(s)”, “will”, “aim”, “would”, “seek(s)”, “estimate(s)” and similar expressions are intended to identify such forward-looking statements.

Forward-looking statements are based on management’s current expectations, projections, estimates, assumptions and beliefs and are subject to a number of known and unknown risks, uncertainties and other factors that could lead to actual results materially different from those described in the forward-looking statements. Forward can give no assurance that its expectations will be attained. Forward’s actual results, liquidity and financial condition may differ from the anticipated results, liquidity and financial condition indicated in these forward-looking statements. We caution readers that any such statements are based on currently available operational, financial and competitive information, and they should not place undue reliance on these forward-looking statements, which reflect management’s opinion only as of the date on which they were made. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause Forward’s actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, but without limitation: (i) whether or not the Transactions are consummated and, if consummated, the Transactions meet expectations regarding the timing and completion thereof; (ii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement; (iii) the satisfaction or waiver of the conditions to the completion of the Transactions; (iv) the outcome of any additional legal proceedings that have or may be instituted against the parties or any of their respective directors or officers related to the Transactions; (v) the diversion of management time on issues related to the Transactions or any legal proceedings related thereto; (vi) the risk that the parties may be unable to achieve the expected strategic, financial and other benefits of the Transactions, including the realization of expected synergies and the achievement of deleveraging targets, within the expected time-frames or at all, particularly depending on the outcome of any legal proceedings related to the Transactions; (vii) the risk that the committed financing necessary for the consummation of the Transactions is unavailable at the closing, and that any replacement financing may not be available on similar terms, or at all; (viii) the risk that the businesses will not be integrated successfully or that integration may be more difficult, time-consuming or costly than expected, particularly depending on the outcome of any legal proceedings related to the Transactions; (ix) the risk that operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the Transactions, particularly depending on the outcome of any legal proceedings related to the Transactions; (x) risks associated with the need to obtain additional financing which may not be available or, if it is available, may result in a reduction in the ownership of current Forward shareholders, particularly depending on the outcome of any legal proceedings related to the Transactions; and (xi) general economic and market conditions.

These and other risks and uncertainties are more fully discussed in the risk factors identified in “Item 1A. Risk Factors” in Part I of Forward’s most recently filed Annual Report on Form 10-K, and as may be identified in Forward’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Except to the extent required by law, Forward expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Forward’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

Contacts

Elizabeth Volpe / Libby Lloyd
Brunswick Group
212-333-3810
forwardaircorporation@brunswickgroup.com

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